UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 16, 2006
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51602	23-2131580
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3845 Corporate Centre Drive
O’Fallon, Missouri		63368
(Address of principal executive offices)		(Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act.
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 2.02. Results of Operations and Financial Condition.
     On October 16, 2006, Synergetics USA, Inc. (the “Company”) issued a press release announcing its financial results for the fourth fiscal quarter and year ended July 31, 2006. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained on the website cited in the press release is not part of this report.
     The information in this Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release of Synergetics USA, Inc., dated October 16, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 16, 2006

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
Name:	Pamela G. Boone
Title:	EVP and Chief Financial Officer